UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Goldman Sachs Middle Market Lending Corp. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Goldman Sachs Asset Management Goldman Sachs Middle Market Lending Corp. II Your vote is needed! Dear Fellow Shareholder: Our records indicate that your account and shares have not yet been voted. The annual meeting is quickly approaching, scheduled to be held on May 28, 2025. We must successfully complete this year’s annualmeeting proxy process in advance of the date of the meeting in order not to adjourn the annual meeting. Please review the proxy materials that were previously distributed which describe the proposed amendments in detail. Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials by calling 1-833-215-7517. Failure to obtain the required votes for all of the proposals will adjourn the company meeting, and will need to be rescheduled until all voting requirements are met. FOUR WAYS TO VOTE PROXY QUESTIONS? Call 833-215-7517 ONLINE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD call 1-833-215-7517 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system QR CODE WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. MAIL VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. P28495-LTR

Let’s Vote on it. Let your proxy vote be heard. Goldman Sachs Middle Market Lending Corp. II YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now on any device you prefer. Go to: Proxyvote.com Goldman Sachs Asset Management

Goldman Sachs Asset Management Goldman Sachs Middle Market Lending Corp. II Your vote is missing & urgently needed. The annual shareholder meeting is quickly approaching and scheduled to be held on May 28, 2025. Our records indicate that your account is not yet voted. You can vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions or need assistance, please call 1-833-215-7517. FOUR WAYS TO VOTE ONLINE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD Call 833-215-7517 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. QR CODE WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. MAIL VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.